July 18, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2001
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	                File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                 63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.

Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2 and 3 of this current report on Form 8-K.

Item 7.(c).	Exhibits.

Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            July 15, 2001 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            July 15, 2001 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            July 15, 2001 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          July 18, 2001

By:            /s/ Richard C. Goldman
Name:          Richard C. Goldman
Title:         Vice President




EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Jul-01
Determination Date:            13-Jul-01
Monthly Payment Date:          16-Jul-01
Collection Period Ending:      30-Jun-01

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                               18,523,787.54
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    492,091.19
    Current Monthly Interest Shortfall/Excess                                                                         -79,148.06
    Recoup of Collection Expenses                                                                                      -7,866.76
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00
                                                                                                                   18,928,863.91
II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    4,122,742.93
    Amount of Interest Payments Received During the Collection Period                                               4,201,890.99
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -79,148.06

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than            11,367,202.36
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,675,176.24
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                39,734.25
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -347,708.13
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)           11,675,176.24
    Total Ending Reserve Balance                                                                                   11,367,202.36

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      4,201,890.99
    Scheduled Principal Payments Received                                                                           3,903,775.57
    Principal Prepayments Received                                                                                 10,418,120.98
    Total Interest and Principal Payments Received                                                                 18,523,787.54

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   517,213.43
    minus  Reasonable Expenses                                                                                         25,122.24
    Net Liquidation Proceeds                                                                                          492,091.19
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     492,091.19

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   19,015,878.73
V.  CALCULATION OF SERVICING AND TRUSTEE FEES
                                                                                                                  583,758,811.76
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      243,232.84
                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  583,758,811.76
    Pool Balance as of the Current Accounting Date                                                                568,360,118.03
    Age of Pool in Months                                                                                                     28

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        577,921,223.64
    Aggregate Note Balance as of Current Accounting Date                                                          562,676,516.85

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             86                3,304,804.53         0.581%
    60-89 Days Delinquent             38                1,777,021.57         0.313%
    90-119 Days Delinquent            19                  622,756.52         0.110%
    120+ Days Delinquent               0                        0.00         0.000%
    Current Period Defaults           24                1,076,797.18         0.189%
    Cumulative Defaults               522              19,143,772.65         3.368%
    Current Month Realized Losses                                                                                     897,997.65
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.090%
    Preceding Realized Losses                                                                                         593,293.58
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.059%
    Second Preceding Realized Losses                                                                                  771,195.05
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.077%
    Cumulative Realized Losses                                                                                     16,740,397.92
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.674%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.56835818
                                                                                                                      0.56267652

a)                                                                                                                    243,232.84
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         551,908.31
    Class A-4                                                                                                         937,524.40
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00



                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                             116,191,223.64         15,244,706.79    100,946,516.85
    Class A-4                                                             192,642,000.00                  0.00    192,642,000.00
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00
c)                                                                                                                    153,986.94
                                                                                                                      426,984.91


VIIIPOOL STATISTICS

                                                                                                                           8.82%
                                                                                                                             143
TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       18,347,892.06
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                18,348,933.73

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              580,971.85



EX-2
DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Jul-01
Determination Date:            13-Jul-01
Monthly Payment Date:          16-Jul-01
Collection Period Ending:      30-Jun-01

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                               12,537,868.95
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    280,420.66
    Current Monthly Interest Shortfall/Excess                                                                         -43,469.27
    Recoup of Collection Expenses                                                                                      -6,804.64
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   12,768,015.70
II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,274,790.82
    Amount of Interest Payments Received During the Collection Period                                               2,318,260.09
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -43,469.27

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        13,178,755.15
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              21,918,666.96
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                73,728.86
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account             -8,813,640.67
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          21,918,666.96
    Total Ending Reserve Balance                                                                                   13,178,755.15

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,318,260.09
    Scheduled Principal Payments Received                                                                           2,275,298.37
    Principal Prepayments Received                                                                                  7,944,310.49
    Total Interest and Principal Payments Received                                                                 12,537,868.95

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   340,646.20
    minus  Reasonable Expenses                                                                                         60,225.54
    Net Liquidation Proceeds                                                                                          280,420.66
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     280,420.66

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   12,818,289.61
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  339,775,139.61
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      141,572.97

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  339,775,139.61
    Pool Balance as of the Current Accounting Date                                                                329,468,878.86
    Age of Pool in Months                                                                                                     26

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        333,596,877.29
    Aggregate Note Balance as of Current Accounting Date                                                          322,879,501.28

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             41                1,545,479.72         0.469%
    60-89 Days Delinquent             15                1,831,842.46         0.556%
    90-119 Days Delinquent             9                 335,758.33          0.102%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            7                 86,651.89           0.026%
    Cumulative Defaults               166               7,118,467.79         2.161%

    Current Month Realized Losses                                                                                      81,001.64
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.015%
    Preceding Realized Losses                                                                                         705,929.43
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.128%
    Second Preceding Realized Losses                                                                                   62,920.02
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.011%
    Cumulative Realized Losses                                                                                      6,886,238.49
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.252%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.59903421
                                                                                                                      0.58705364

a)                                                                                                                    155,140.60
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                         250,471.69
    Class A-3                                                                                                         558,666.50
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                              50,261,877.29         10,717,376.01     39,544,501.28
    Class A-3                                                             108,129,000.00                  0.00    108,129,000.00
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                          0.00
                                                                                                                      509,920.24
VIIIPOOL STATISTICS

                                                                                                                           8.25%
                                                                                                                             167
TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       12,669,210.72
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                12,670,252.39

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               98,804.98



EX-3
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Jul-01
Determination Date:            13-Jul-01
Monthly Payment Date:          16-Jul-01
Collection Period Ending:      30-Jun-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                8,185,442.50
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     66,198.37
    Current Monthly Interest Shortfall/Excess                                                                         -36,256.11
    Recoup of Collection Expenses                                                                                      -3,479.58
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    8,211,905.18

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,801,485.72
    Amount of Interest Payments Received During the Collection Period                                               1,837,741.83
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -36,256.11

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             4,909,263.69
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               5,041,780.70
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                17,176.15
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -149,693.16
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           5,041,780.70
    Total Ending Reserve Balance                                                                                    4,909,263.69

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,837,741.83
    Scheduled Principal Payments Received                                                                           1,415,670.69
    Principal Prepayments Received                                                                                  4,932,029.98
    Total Interest and Principal Payments Received                                                                  8,185,442.50

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    77,544.30
    minus  Reasonable Expenses                                                                                         11,345.93
    Net Liquidation Proceeds                                                                                           66,198.37
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      66,198.37

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    8,251,640.87
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  252,089,034.75
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      105,037.10

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  252,089,034.75
    Pool Balance as of the Current Accounting Date                                                                245,463,184.46
    Age of Pool in Months                                                                                                     24

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        249,568,144.40
    Aggregate Note Balance as of Current Accounting Date                                                          243,008,552.62

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             44                 984,547.42          0.401%
    60-89 Days Delinquent             16                 467,535.04          0.190%
    90-119 Days Delinquent             4                 129,198.71          0.053%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           15                 278,149.62          0.113%
    Cumulative Defaults               168               6,153,558.23         2.507%
    Current Month Realized Losses                                                                                     278,149.62
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.074%
    Preceding Realized Losses                                                                                         170,197.80
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.045%
    Second Preceding Realized Losses                                                                                   87,801.93
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.023%
    Cumulative Realized Losses                                                                                      5,857,244.40
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.564%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.65538812
                                                                                                                      0.64883428
a)                                                                                                                    105,037.10
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                          25,890.62
    Class A-3                                                                                                         259,718.42
    Class A-4                                                                                                         479,952.67
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                               5,204,144.40          5,204,144.40              0.00
    Class A-3                                                              48,470,000.00          1,355,447.38     47,114,552.62
    Class A-4                                                              86,608,000.00                  0.00     86,608,000.00
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00
c)                                                                                                                     66,258.51
                                                                                                                       83,886.60

VIIIPOOL STATISTICS

                                                                                                                           8.89%
                                                                                                                             150
TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        8,061,760.07
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 8,062,468.40

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              150,145.11
